EXHIBIT 23


                 CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-26941), pertaining to the
1993 Stock Option Plan of Cucos Inc. of our report dated September 11, 1997, with respect to the financial statements of Cucos Inc.
included in this Annual Report (Form 10-KSB) for the year ended
June 29, 1997.


                              Ernst & Young LLP

New Orleans, Louisiana
September 24, 1997